Net Loss per Share	9 Months Ended
Sep. 30, 2024
Net Loss per Share
Net Loss per Share

Note 10 – Net Loss per Share

Net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period less unvested restricted stock. Since dividends are declared, paid and set aside among the holders of shares of common stock and Class A common shares pro-rata on an as-if-converted basis, the two-class method of computing net loss per share is not required. Diluted net loss per share does not reflect the effect of shares of common stock to be issued upon the exercise of warrants or outstanding Class A preferred shares, as their inclusion would be anti-dilutive. The two-class method is an earnings allocation formula that treats participating securities as having rights that would otherwise have been available to common stockholders. In addition, as our non-pre-funded warrants are participating securities, we are required to calculate diluted earnings per share under the if-converted method and utilize the most dilutive result. In periods where there is a net loss, no allocation of undistributed net loss to non-pre-funded warrants is performed as the holders of our non-pre-funded warrants are not contractually obligated to participate in our losses.

The table below summarizes potentially dilutive securities that were not considered in the computation of diluted net loss per share because they would be anti-dilutive.

	For the nine months ended September 30,
	2024	2023
Warrants	60,957,004	70,102
Options	76,112	76,112
Class A Preferred Shares	250,000	250,000
Unvested restricted stock awards	60,111	64,706
Unvested restricted stock units	11,379	106,100
Total	61,354,606	567,020